UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): April 19, 2005



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14864                 94-2778785
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits.


       Exhibit
       Number                                Description
------------------  ------------------------------------------------------------
        99.1 Text of press release, dated April 19, 2005, titled "Linear Technology reports increased quarterly revenues and profits over the prior year's quarter. Current revenues include royalty revenue of $40 million."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 19, 2005, Linear Technology Corporation issued a press release titled "Linear Technology reports increased quarterly revenues and profits over the prior year's quarter. Current revenues include royalty revenue of $40 million," the text of which is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LINEAR TECHNOLOGY CORPORATION
                                         (Registrant)


Date:       April 19, 2005               By:      /s/ Paul Coghlan
       -----------------------           ---------------------------------------
                                                  Paul Coghlan
                                                  Vice President, Finance and
                                                  Chief Financial Officer


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



                                  EXHIBIT INDEX

      Exhibit
       Number                              Description
------------------  ------------------------------------------------------------
        99.1 Text of press release, dated April 19, 2005 titled "Linear Technology reports increased quarterly revenues and profits over the prior year's quarter. Current revenues include royalty revenue of $40 million."


                                      -3-